B/E AEROSPACE, INC.

EXHIBIT 32.3

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350

AS REQUIRED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of B/E Aerospace, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Werner Lieberherr,  President and Co-Chief Executive Officer of the Company, certify that to the best of my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 30, 2014	By:	/s/ Werner Lieberherr
Werner Lieberherr
President and Co-Chief Executive Officer